Contingent liabilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Contingent Liabilities [Abstract]
Contingent liabilities
32	Contingent liabilities
The Group is involved in a number of claims pending in various courts, in arbitration, or otherwise unresolved as at December 31, 2020. These claims are mainly related to alleged copyright infringement with an aggregate amount of damages sought of approximately RMB47 million. Adverse results in these claims may include awards of damages and may also result in, or even compel, a change in the Company’s business practices, which could impact the Company’s future financial results.
In addition, in September 2019 and October 2019, respectively, the Company, certain of its current and former directors and officers, and Tencent, based on its status as the Company’s controlling shareholder, were named as defendants in two putative securities class actions filed in the U.S. District Court for the Eastern District of New York. Both actions, purportedly brought on behalf of a class of persons who allegedly suffered damages as a result of their trading in the ADSs, allege that the Company’s public filings contained material misstatements and omissions in violation of the U.S. federal securities laws. These actions remain in their preliminary stages. Additional complaints related to these claims may be filed in the coming months. The Company is
currently unable to estimate the potential loss, if any, associated with the resolution of such lawsuits, if they proceed. Nevertheless, with the legal advice, the Company believes these cases are without merit and intend
s
to defend actions vigorously.

The Company is unable to estimate the reasonably possible loss or a range of reasonably possible losses for proceedings in the early stages or where there is a lack of clear or consistent interpretation of laws specific to the industry-specific complaints among different jurisdictions. Although the results of unsettled litigations and claims cannot be predicted with certainty, the Company does not believe that, as at December 31, 2020, there was at least a reasonable possibility that the Company may have incurred a material loss, or a material loss in excess of the accrued expenses, with respect to such loss contingencies. The Group has made certain accruals in “Accounts payable” in the consolidated balance sheet as at December 31, 2020 and recognized related cost expenses for the year ended December 31, 2020. The losses accrued include judgments handed down by the court and out-of-court
settlements after December 31, 2020, but related to cases arising on or before December 31, 2020. The Company is in the process of appealing certain judgments for which losses have been accrued. However, the ultimate timing and outcome of pending litigation is inherently uncertain. Therefore, although management considers the likelihood of a material loss for all pending claims, both asserted and unasserted, to be remote, if one or more of these legal matters were resolved against the Company in the same reporting period for amounts in excess of management’s expectations, the Company’s consolidated financial statements of a particular reporting period could be materially adversely affected.